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                                                                   EXHIBIT 23.15

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 13, 1998 with respect to the financial statements of FGInet, Inc. in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                          /s/ Ernst & Young LLP

St. Louis, Missouri
December 24, 1998